UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

April 22, 2013

(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4th Avenue SW

Calgary, Alberta, Canada    T2P 0K2

(Address of principal executive offices)

Telephone Number (403) 777-9250

(Registrant's telephone number, including area code)

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 17, 2013, GeoGlobal Resources Inc. (the “Company”) (NYSE MKT: GGR) received notice from the NYSE MKT LLC (the “Exchange”) that it intends to strike the common stock of the Company from Exchange by filing a delisting application with the Securities and Exchange Commission (the “SEC”) pursuant to Section 1009(d) of the NYSE MKT Company Guide.

As previously released the Company received a letter from the Exchange on November 30, 2012, indicating that the Company is not in compliance with two of the continued listing standards as set forth in Section 1003(a)(iv) and Section 1003(f)(v) of the NYSE MKT’s Company Guide.  The Company submitted a Plan of compliance (the “Plan”) to the Exchange on December 31, 2012.  On February 15, 2013, the Exchange notified the Company that it accepted the Company’s Plan of compliance and granted the Company an extension until May 31, 2013 (the “Plan Period”) to regain compliance with the continued listing standards.  However, the Company will be subject to periodic review by Exchange Staff during the plan period.  Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the NYSE MKT LLC.

Specifically the Company remains not in compliance with Section 1003(a)(iv) of the Company Guide in that it has sustained loses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether such company will be able to continue operations and/or meet its obligations as they mature.

As of April 16, 2013, the common stock of the Company closed at $0.03 per share.  Therefore, pursuant to Section 1003(f)(v) of the Company Guide, the Company’s continued listing is predicated either on an increase in the price per share of GeoGlobal common stock or on it effecting a reverse stock split of its common stock within a reasonable period of time and no later than June 28, 2013.

The Company did not file its 10-K on time as required by Sections 134 and 1101 of the Company Guide.  The Company’s failure to timely file this report is a material violation of its listing agreement with the Exchange and therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange.

In accordance with Sections 1203 and 1009(d) of the Company Guide, the Company has a limited right to appeal by requesting a hearing.  The Company has until April 24, 2013 in which to request in writing a hearing and to pay the appropriate hearing fee.

The Company is continuing to work on the financing initiatives that are part of the Plan submitted to the Exchange and is evaluating its options for appeal.

On April 22, 2013, the Company issued a press release announcing receipt of the notice from the Exchange.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

Description

99.1

Press Release dated April 22, 2013.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 22, 2013

GEOGLOBAL RESOURCES INC.

(Registrant)

/s/ Paul Miller

Paul Miller

President & CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 22, 2013

EXHIBIT 99.1

GEOGLOBAL ANNOUCES NYSE MKT’S NOTICE OF INTENT TO FILE DELISTING APPLICATION

Calgary, Alberta, Canada, April 22, 2013 – GeoGlobal Resources Inc. (the “Company”) (NYSE MKT: GGR) received notice from the NYSE MKT LLC (the “Exchange”) on April 17, 2013, the Exchange notified the Company that it intends to strike the common stock of the Company from Exchange by filing a delisting application with the Securities and Exchange Commission (the “SEC”) pursuant to Section 1009(d) of the NYSE MKT Company Guide (“Company Guide”).

As previously released the Company received a letter from the Exchange on November 30, 2012, indicating that the Company was not in compliance with two of the continued listing standards as set forth in Section 1003(a)(iv) and Section 1003(f)(v) of the Company Guide.

The Company was afforded the opportunity to submit a Plan of compliance (the “Plan”) to the Exchange and on December 31, 2012 presented its Plan to the Exchange.

On February 15, 2013, the Exchange notified the Company that it accepted the Company’s Plan of compliance and granted the Company an extension until May 31, 2013 (the “Plan Period”) to regain compliance with the continued listing standards.  However, the Company will be subject to periodic review by Exchange Staff during the Plan Period.  Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the Plan Period could result in the Company being delisted from the NYSE MKT LLC.

The April 17, 2013 notice to file the delisting application is based on careful review by the Exchange of publicly available information and information provided by the Company. The Exchange has determined that the Company has not made progress consistent with the Plan and failed to present a reasonable basis to conclude that the Company can regain compliance with the Exchange’s continued listing standards by the end of the Plan Period.

In accordance with Sections 1203 and 1009(d) of the Company Guide, the Company has a limited right to appeal the Exchange’s determination, until April 24, 2013, by requesting an oral hearing or a hearing based on a written submission before a Listing Qualifications Panel (a “Panel”) and the Panel may only authorize the continued listing of the Company’s securities as permitted by Section 1009 and 1204(c) of the Company Guide. If the Company elects not to appeal the Exchange’s determination by April 24, 2013, it will become final and Exchange will then suspend trading in the Company’s securities and file an application with the SEC to strike Company’s common stock from listing and registration on the Exchange in accordance with Section 12 of the Securities Exchange Act of 1934 and rules promulgated thereunder.

As previously announced, the Company has not filed with the US and Canadian Regulatory authorities its audited consolidated financial statements for the year ended December 31, 2012, that was due to be filed on April 16, 2013. The timely filing of such report is a condition for the Company’s continued listing on the Exchange, as required by Sections 134 and 1101 of the Company Guide

The Company is currently reviewing its right to appeal and the current options available with respect to maintaining the listing.  Management continues to work on the transactions contained in the Plan as approved by the Exchange so that an appeal may be launched and compliance regained as per the Exchanges requirements.

About GeoGlobal

GeoGlobal Resources Inc., headquartered in Calgary, Alberta, Canada, is a US publicly traded oil and gas company, which, through its subsidiaries, is engaged in the pursuit of petroleum and natural gas in high potential exploration targets through exploration and development in India, Israel and Colombia.

Cautionary Statement For Purposes Of The “Safe Harbor” Provisions Of The Private Securities Litigation Reform Act Of 1995.

This press release contains statements which constitute forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs and current expectations of GeoGlobal Resources Inc., its directors, or its officers with respect to the oil and gas exploration, development and drilling activities being conducted and intended to be conducted and the outcome of those activities on the exploration blocks in which the Company has an interest. The Company updates forward-looking information related to operations, production and capital spending on a quarterly basis and updates reserves, if any, on an annual basis.

We caution you that various risk factors accompany our forward-looking statements and are described, among other places, under the caption "Risk Factors" in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. These risk factors could cause our operating results, financial condition and ability to fulfill our plans to differ materially from those expressed in any forward-looking statements made in this press release and could adversely affect our financial condition and our ability to pursue our business strategy and plans. If our plans fail to materialize, your investment will be in jeopardy.

An investment in shares of our common stock involves a high degree of risk. Our periodic reports, which we file with the Securities and Exchange Commission and Canadian provincial authorities may be viewed at http://www.sec.gov and www.sedar.com.

GEOGLOBAL RESOURCES INC.

www.geoglobal.com

Phone:  +1-403-777-9250

Email:  info@geoglobal.com